SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 26, 2013

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 26, 2013, Vectren Corporation (the Company) issued two press releases announcing that its subsidiaries, Vectren Energy Delivery of Indiana - North (VEDN) and Vectren Energy Delivery of Indiana - South (VEDS), filed their seven-year gas system modernization plans with the Indiana Utility Regulatory Commission (IURC) seeking authority to recover certain costs of federally mandated projects and other capital investment projects outside of base rate proceedings. As disclosed in the Company's most recent Form 10-Q, filed with the Securities and Exchange Commission on November 8, 2013, the Company is seeking recovery of appropriate costs related to its gas infrastructure replacement and improvement programs, including costs associated with the Pipeline Safety, Regulatory Certainty and Job Creation Act of 2011, using the mechanisms prescribed under Senate Bill 251 and Senate Bill 560 that allow for the timely recovery of 80 percent of the applicable costs, with the remaining 20 percent deferred for recovery in the next base rate case. The combined Indiana infrastructure replacement and improvement plan reflects estimated construction costs of $650 million for VEDN and $215 million for VEDS over the seven year period beginning in 2014 and about $10 million in annual operating costs associated with compliance with new pipeline safety regulations for VEDN and about $3 million for VEDS. These recovery mechanisms are not yet in place in Indiana but are authorized under the current legislation. While the regulatory framework is therefore not yet fully developed and the filings are subject to review and approval by the IURC, it is expected that these costs will be recoverable under the mechanisms provided for in Senate Bills 251 and 560. A hearing on the requests is expected in early 2014. Copies of the press releases containing more details on these filings are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.3.

Item 9.01.    Exhibits.

Exhibit Number	Description

99.1	Press Release - VEDN

99.2	Press Release - VEDS

99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
November 26, 2013

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Senior Vice President, Finance and Assistant Treasurer